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Homestead Funds, Inc.

Supplement Dated September 20, 2012
To the Prospectus Dated May 1, 2012

This supplement revises certain information regarding Homestead Funds, as contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective immediately, the section titled “POLICIES AND PROCEDURES INTENDED TO DISCOURAGE MARKET TIMING – Fee for Short-Term Redemptions” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

Fee for Short-Term Redemptions
The Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund each impose a 2% redemption fee on shares sold (either by making a redemption or by exchanging into another Fund) within 30 days of purchase.

The redemption fee applies to shares purchased and sold within 30 days after purchase. The fee does not apply to:

•	Shares held more than 30 days. Shares held the longest will always be redeemed first.

•	Redemptions/exchanges from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund.

Additionally, the following transactions and programs are generally exempt from, or not included in, the holding period for calculation of redemption fees:

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Automated investment, exchange or withdrawal plans.

•	Corrections.

•	Death or disability.

•	Required minimum distributions.

•	Automatic rebalances.

•	Termination distributions, involuntary distributions, loans, and excess contributions from defined contribution plans.

•	Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.

•	Fund-of-funds, WRAP accounts and similarly managed, adviser controlled programs.

The Funds will monitor aggregate trading activity to attempt to identify activity that may involve market timing and reserve the right to revoke any exemption at any time.